EXHIBIT 10.22




                      FORM OF PLEDGE AND SECURITY AGREEMENT
                      -------------------------------------

      THIS PLEDGE AND SECURITY AGREEMENT, dated as of January 19, 1999, by and between GENETIC VECTORS, INC., a Florida corporation ("PLEDGOR"), and CAPITAL RESEARCH LTD., a Delaware corporation (the "PLEDGEE").

      WHEREAS, Pledgee is the holder of a Promissory Note (the "NOTE") of even date herewith made by Pledgor in the original principal amount of $163,500;

      WHEREAS, Pledgee desires to obtain a security interest in certain property owned by Pledgor; and

      WHEREAS, as an inducement to Pledgee's purchase of the Note, Pledgor has agreed to grant to Pledgee a security interest in and to the Pledged Collateral (as hereinafter defined).

      NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the adequacy and receipt for which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE 1.

                         DEFINITIONS AND INTERPRETATIONS
                         -------------------------------

      Section 1.1.  INTERPRETATIONS.
                    ---------------

      Nothing herein expressed or implied is intended or shall be construed to confer upon any person other than Pledgee any right, remedy or claim under or by reason hereof. All covenants, stipulations and agreements herein contained by or on behalf of Pledgee shall be for the sole and exclusive benefit of Pledgee.

      Section 1.2.  OBLIGATIONS SECURED.
                    -------------------

      The obligations secured hereby are the obligations of Pledgor to Pledgee under the Note sold by Pledgor to Pledgee, in the maximum principal amount thereof outstanding from time to time, and any additional amounts payable by or chargeable to Pledgor thereunder or hereunder (collectively, the "OBLIGATIONS").

                                   ARTICLE 2.

                 PLEDGE AND ADMINISTRATION OF PLEDGED COLLATERAL
                 -----------------------------------------------

      Section 2.1.  PLEDGED COLLATERAL.
                    ------------------

               (a) Pledgor hereby pledges to Pledgee, and creates in Pledgee for its benefit, a security interest, for such time as the Obligations shall remain outstanding, in and to all of Pledgor's right, title and interest in and to:

                    (i) the property (the "PLEDGED PROPERTY") listed on EXHIBIT 1 attached hereto (and signed by Pledgor), including, without limitation, any securities described therein (which securities are collectively referred to as the "PLEDGED SECURITIES"), now owned by Pledgor, and all machinery, equipment, automobiles, accounts receivable, inventory and general intangibles, patents, patent applications, licenses and all other intellectual property rights owned by or acquired by Borrower on or after the date of this Agreement; and


                    (ii) all products and proceeds from the Pledged Property. The property pledged in Section 2.1(a)(i) hereof, the Pledged Securities and the products thereof and the proceeds of all such items are hereinafter collectively referred to as the "Pledged Collateral." The security interest granted by Pledgor to Pledgee in and to the Pledged Collateral shall be free and clear of all security interests and restrictions on transfer of any kind except as provided in this Agreement or as may be imposed by applicable law.

               (b)  Simultaneously  with  the  execution  and  delivery  of this
Agreement, Pledgor shall make, execute, acknowledge, file, record and deliver to Pledgee any documents reasonably requested by Pledgee to perfect its first-in-priority security interest in the Pledged Collateral. Simultaneously with the execution and delivery of this Agreement, Pledgor shall make, execute, acknowledge, file, record and deliver to Pledgee such documents and instruments, including, without limitation, financial statements, certificates, affidavits and forms as may, in Pledgee's reasonable judgment, be necessary to effectuate, complete or perfect, or to continue and preserve, the first-in-priority security interest of Pledgee in the Pledged Collateral, and Pledgee shall hold such documents and instruments as secured party, subject to the terms and conditions contained herein.

      Section 2.2.  RIGHTS; INTERESTS; ETC.
                    -----------------------

               (a) So long as no Event of Default (as hereinafter defined) shall have occurred and be continuing:

                    (i) Pledgor shall be entitled to exercise any and all rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms hereof; and

                    (ii) Pledgor shall be entitled to receive and retain any and all payments paid or made in respect of the Pledged Collateral.

               (b) Upon the occurrence and during the continuance of an Event in Default:

                    (i) Subject to Section 2.2(b)(iii) hereof, all rights of Pledgor to exercise the rights which it would otherwise be entitled to exercise pursuant to Section 2.2(a)(i) hereof and to receive payments which it would otherwise be authorized to receive and retain pursuant to Section 2.2(a)(ii) hereof shall be suspended, and all such rights shall thereupon become vested in

Pledgee who shall thereupon have the sole right to exercise such rights and to receive and hold as Pledged Collateral such payments; provided, however, that if Pledgee shall become entitled and shall elect to exercise its right to realize on the Pledged Collateral pursuant to Article V hereof, then all cash sums received by Pledgee, or held by Pledgor for the benefit of Pledgee and paid over pursuant to Section 2.2(b)(ii) hereof, shall be applied against any outstanding Obligations.

                    (ii) All interest, dividends, income and other payments and distributions which are received by Pledgor contrary to the provisions of
Section 2.3(b)(i) hereof shall be received in trust for the benefit of Pledgee, shall be segregated from other property of Pledgor and shall be forthwith paid over to Pledgee;

                    (iii) notwithstanding anything contained hereto to the contrary, Pledgor shall retain any voting rights it may have with respect to any of the Pledged Securities until such time as Pledgee is entitled and elects to exercise its rights to realize on the Pledged Securities pursuant to Article V hereof.

               (c) Each of the following events shall constitute a default under this Agreement (each an "EVENT OF DEFAULT"):

                    (i) any default, whether in whole or in part, shall occur in the payment to Pledgee of principal, interest or other item comprising the Obligations as and when due, which default shall continue for a period of thirty
(30) days after the  receipt  of written  notice  thereof  by  Pledgor;

                    (ii) any default, whether in whole or in part, shall occur in the due observance or performance of any other covenant, term or provision to be performed under this Agreement by Pledgor, or the Note, and all exhibits thereto which default is not described in any other subsection of this Section, and such default shall continue for a period of thirty (30) days after the receipt of written notice thereof by Pledgor; provided, however, that if Pledgor shall have commenced to cure such default within such thirty-day period and shall proceed continuously in good faith and with due diligence to cure such default, then such period instead shall be sixty (60) days;

                    (iii) Pledgor shall: (1) make a general assignment for the benefit of its creditors; (2) apply for or consent to the appointment of a receiver, trustee, assignee, custodian, sequestrator, liquidator or similar official for itself or any of its assets and properties; (3) commence a voluntary case for relief as a debtor under the United States Bankruptcy Code;
(4) file with or otherwise submit to any governmental authority any petition, answer or other document seeking: (A) reorganization, (B) an arrangement with creditors or (C) to take advantage of any other present or future applicable law respecting bankruptcy, reorganization, insolvency, readjustment of debts, relief of debtors, dissolution or liquidation; (5) file or otherwise submit any answer or other document admitting or failing to contest the material allegations of a petition or other document filed or otherwise submitted against it in any proceeding under any such applicable law, or (6) be adjudicated a bankrupt or insolvent by a court of competent jurisdiction; or

                    (iv) any case, proceeding or other action shall be commenced against Pledgor for the purpose of effecting, or an order, judgment or decree shall be entered by any court of competent jurisdiction approving (in whole or in part) anything specified in Section 2.2(c)(iii) hereof, or any receiver, trustee, assignee, custodian, sequestrator, liquidator or other official shall be appointed with respect to Pledgor, or shall be appointed to take or shall otherwise acquire possession or control of all or a substantial part of the assets and properties of Pledgor, and any of the foregoing shall continue unstayed and in effect for any period of sixty (60) days.

                                  ARTICLE 3.

                          ATTORNEY-IN-FACT; PERFORMANCE
                          -----------------------------

      Section 3.1.  PLEDGEE APPOINTED ATTORNEY-IN-FACT.
                    ----------------------------------

      Upon the occurrence of an Event of Default and only as long as such Event of Default shall be continuing, Pledgor hereby appoints Pledgee as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in Pledgee's discretion to take any action and to execute any instrument which Pledgee may reasonably deem necessary to accomplish the purposes of this Agreement, including, without limitation, to receive and collect all instruments made payable to Pledgor representing any payments in respect of the Pledged Collateral or any part thereof and to give full discharge for the same. Pledgee may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Pledged Collateral as and when Pledgee may determine. To facilitate collection, Pledgee may notify account debtors and obligors on any Pledged Collateral to make payments directly to Pledgee.

      Section 3.2.  PLEDGEE MAY PERFORM.
                    -------------------

      If Pledgor fails to perform any agreement contained herein, Pledgee, at its option, may itself perform, or cause performance of, such agreement, and the reasonable expenses of Pledgee incurred in connection therewith shall be payable by Pledgor under Section 8.3.

                                   ARTICLE 4.

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

      Section 4.1.  AUTHORIZATION; ENFORCEABILITY.
                    -----------------------------

      Each of the parties hereto represents and warrants that it has taken all action necessary to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby; and upon execution and delivery, this Agreement shall constitute a valid and binding obligation of the respective party, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights or by the principles governing the availability of equitable remedies.

      Section 4.2.  OWNERSHIP OF PLEDGED COLLATERAL.
                    -------------------------------

      Pledgor warrants and represents that Pledgor is the legal and beneficial owner of the Pledged Collateral free and clear of any lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement or as may be imposed by applicable law.

      Section 4.3.  DUE ORGANIZATION.
                    ----------------

      Pledgor warrants and represents that it: (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida; (ii) has the corporate power and authority necessary to entitle it to use its corporate name and to own, lease or otherwise hold its properties and assets and to carry on its business as presently conducted or proposed to be conducted; and (iii) is duly qualified and in good standing to do business as presently conducted or proposed to be conducted.

                                   ARTICLE 5.

                    DEFAULT; REMEDIES; SUBSTITUTE COLLATERAL
                    ----------------------------------------

      Section 5.1.  DEFAULT AND REMEDIES.
                    --------------------

               (a) If an Event of Default  described  in Section  2.2(c)(i)  and
(ii) occurs and is continuing for the period set forth therein, then in each such case the Holder may declare the principal amount to be due and payable immediately, by a notice in writing to the Company, and upon any such declaration, such principal amount shall become immediately due and payable. If an Event of Default described in Sections 2.2(c)(iii) or (iv) occurs and is continuing for the period set forth therein, then the principal amount of the Note shall automatically become immediately due and payable without declaration or other act on the part of any Holder.

               (b) Upon the occurrence of an Event of Default, the Holder shall be entitled to receive all distributions with respect to the Pledged Collateral, to cause the Pledged Collateral to be transferred into the name of Pledgee or its nominee, to dispose of the Pledged Collateral, and to realize upon any and all rights in the Pledged Collateral then held by Pledgee.

      Section 5.2.  METHOD OF REALIZING UPON THE PLEDGED COLLATERAL:  OTHER
                    -------------------------------------------------------
                    REMEDIES.
                    --------

      Upon the occurrence of an Event of Default, in addition to any rights and remedies available at law or in equity, the following provisions shall govern Pledgee's right to realize upon the Pledged Collateral;

               (a) Any item of the Pledged Collateral may be sold for cash or other value in any number of lots at brokers board, public auction or private sale and may be sold without demand, advertisement or notice (except that Pledgee shall give Pledgor thirty (30) business days' prior written notice of the time and place or of the time after which a private sale may be made (the "SALE NOTICE")), which notice shall in any event be commercially reasonable. At any sale or sales of the Pledged Collateral, Pledgor may bid for and purchase the whole or any part of the Pledged Collateral and, upon compliance with the terms of such sale, may hold, exploit and dispose of the same without further accountability to Pledgee. Pledgor will execute and deliver, or cause to be executed and delivered, such instruments, documents, assignments, waivers, certificates, and affidavits and supply or cause to be supplied such further information and take such further action as Pledgee reasonably shall require in connection with any such sale.

               (b) Any cash being held by Pledgee as Pledged Collateral and all cash proceeds received by Pledgee in respect of, sale of, collection from, or other realization upon all or any part of the Pledged Collateral shall be applied as follows:

                     (i) to the payment of all amounts due the Holder for the expenses reimbursable to it or them hereunder or owed to it pursuant to Section
8.3 hereof;

                     (ii) to the payment of the amounts then due and unpaid for principal of and interest on the Note.

                     (iii) the balance, if any, to the person or persons entitled thereto, including, without limitation, Pledgor.

               (c) In addition to all of the rights and remedies which Pledgor and Pledgee may have pursuant to this Agreement, Pledgor and Pledgee shall have all of the rights and remedies provided by law, including, without limitation, those under the Uniform Commercial Code.

               (d) (i) If Pledgor fails to pay such amounts due upon the occurrence of an Event of Default which is continuing, then the Holder may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against Pledgor and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of Pledgor, wherever situated.

                     (ii) Pledgor agrees that it shall be liable for any reasonable expenses incurred by the Holder in connection with enforcement, collection and preservation of the Note, including, without limitation, legal fees and expenses, and such amounts shall be deemed included under Section 8.3 hereof.


      Section 5.3.  PROOFS OF CLAIM.
                    ---------------

               (a) In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relating to Pledgor or the property of Pledgor or of such other obligor or their creditors, the Holder (irrespective of whether the principal of the Note shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Holder shall have made any demand on Pledgor for the payment of overdue principal, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise:

                     (i) to file and prove a claim for the whole amount of principal of the Note and interest owing and unpaid in respect of the Note and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Holder (including any claim for the legal fees and expenses and other expenses paid or incurred by the Holder permitted hereunder and of the Holder allowed in such judicial proceeding), and

                     (ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Holder and, in the event that the Holder shall consent to the making of such payments directed to the Holder, to pay to the Holder any amounts for expenses due it hereunder.

               (b) Nothing herein contained shall be deemed to authorize the Holder to authorize, consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the rights of any Holder thereof or to authorize the Holder to vote in respect of the claim of any Holder in any such proceeding.

      Section 5.4.  DUTIES  REGARDING PLEDGED  COLLATERAL.
                    -------------------------------------

      Pledgee shall have no duty as to the collection or protection of the Pledged Collateral or any income thereon or as to the preservation of any rights pertaining thereto, beyond the safe custody and reasonable care of any of the Pledged Collateral actually in Pledgee's possession.

                                   ARTICLE 6.

                              AFFIRMATIVE COVENANTS
                              ---------------------

      Pledgor covenants and agrees that, from the date hereof and until the Obligations have been fully paid and satisfied, unless Pledgee shall consent otherwise in writing (as provided in Section 8.4 hereof):

      Section 6.1.  EXISTENCE, PROPERTIES, ETC.
                    ---------------------------

               (a) Pledgor shall do, or cause to be done, all things, or proceed with due diligence with any actions or courses of action, that may be reasonably necessary (i) to maintain its due organization, valid existence and good standing under the laws of its state of incorporation, and (ii) to preserve and keep in full force and effect all qualifications, licenses and registrations in those jurisdictions in which the failure to do so could have a Material Adverse Effect (as defined in this Section 6.1(a)); and (b) Pledgor shall not do, or cause to be done, any act impairing its corporate power or authority (i) to carry on its business as now conducted, and (ii) to execute or deliver this

Agreement or any other document delivered in connection herewith (which other loan instruments collectively shall be referred to the "LOAN INSTRUMENTS") to which it is or will be a party, or perform any of its obligations hereunder or thereunder. For purpose of this Agreement, the term "MATERIAL ADVERSE EFFECT" shall mean any material and adverse affect, whether individually or in the aggregate, upon (a) Pledgor's assets, business, operations, properties or condition, financial or otherwise; (b) the ability of Pledgor to make payment as and when due of all or any part of the Obligations; or (c) the Pledged Collateral.

      Section 6.2.  ACCOUNTS AND REPORTS.
                    --------------------

      Pledgor shall maintain a standard system of accounting in accordance with generally accepted accounting principles consistently applied and provide, at its sole expense, to Pledgee the following:

               (a) as soon as available, a copy of any notice or other communication alleging any nonpayment or other material breach or default, or any foreclosure or other action respecting any material portion of its assets and properties, received respecting any of the indebtedness of Pledgor in excess of $15,000 (other than the Obligations), or any demand or other request for payment under any guaranty, assumption, purchase agreement or similar agreement or arrangement respecting the indebtedness or obligations of others in excess of $15,000, including any received from any person acting on behalf of the Holder or beneficiary thereof; and

               (b)  within  five (5)  business  days  after  the  making of each submission or filing, a copy of any report, registration statement, proxy statement, financial statement, notice or other document, whether periodic or otherwise, submitted to the shareholders of Pledgor, or submitted to or filed by Pledgor with any governmental authority involving or affecting (i) any registration of Pledgor or its securities; (ii) Pledgor that could have a Material Adverse Effect; (iii) the Obligations; (iv) any part of the Pledged

Collateral or (v) any of the transactions contemplated in this Agreement or the Loan Instruments, including, without limitation, those submitted or filed pursuant to the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

      Section 6.3.  MAINTENANCE  AND  INSURANCE.
                    ---------------------------

               (a) Pledgor shall maintain or cause to be maintained, at its own expense, all of its assets and properties in good working order and condition, making all necessary repairs thereto and renewals and replacements thereof.

               (b) Pledgor shall maintain or cause to be maintained, at its own expense, insurance in form, substance and amounts (including deductibles), which Pledgor deems reasonably necessary to Pledgor's business, (i) adequate to insure all assets and properties of Pledgor, which assets and properties are of a character usually insured by persons engaged in the same or similar business against loss or damage resulting from fire, flood, hurricanes or other risks included in an extended coverage policy; (ii) against public liability and other tort claims that may be incurred by Pledgor; (iii) as may be required by the Loan Instruments or applicable law and (iv) as may be reasonably requested by Pledgee, all with adequate, financially sound and reputable insurers, and all naming Pledgee as an additional insured and loss payee under a standard mortgagee's endorsement as Pledgee's interest may appear.

      Section 6.4.  CONTRACTS AND OTHER  COLLATERAL.
                    -------------------------------

      Pledgor shall perform all of its obligations under or with respect to each instrument, receivable, contract and other intangible included in the Pledged Collateral to which Pledgor is now or hereafter will be party on a timely basis and in the manner therein required, including, without limitation, this Agreement; and Pledgor shall endorse all of its rights under all such instruments, agreements and other receivable on a timely basis to the full extent permitted by applicable law.

      Section 6.5.  DEFENSE OF  COLLATERAL,  ETC.
                    -----------------------------

      Pledgor shall defend and enforce its right, title and interest in and to any part of: (a) the Pledged Collateral; and (b) if not included within the Pledged Collateral, those assets and properties whose loss could have a Material Adverse Effect, Pledgor shall defend Pledgee's right, title and interest in and to each and every part of the Pledged Collateral, each against all manner of claims and demands on a timely basis to the full extent permitted by applicable law.

      Section 6.6.  PAYMENT OF DEBTS,  TAXES,  ETC.
                    -------------------------------

      Pledgor shall pay, or cause to be paid, all of its indebtedness and other liabilities and perform, or cause to be performed, all of its obligations in accordance with the respective terms thereof, and pay and discharge, or cause to be paid or discharged, all taxes, assessments and other governmental charges and levies imposed upon it, upon any of its assets and properties on or before the last day on which the same may be paid without penalty, as well as pay all other lawful claims (whether for services, labor, materials, supplies or otherwise) as and when due; provided, however, that it shall not constitute a breach of this paragraph if Pledgor fails to perform any such obligation or to pay any such indebtedness or other liability (except for the Obligations), tax, assessment, or governmental or other charge, levy or claim (i) if the effect of such failure to pay or perform will not (A) accelerate the maturity thereof, or of any other debt or obligation of Pledgor, or (B) subject any part of the assets and properties of Pledgor to sale or forfeiture.

                                  ARTICLE 7.

                               NEGATIVE COVENANTS
                               ------------------

      Pledgor covenants and agrees that, from the date hereof until the Obligations have been fully paid and satisfied, unless Pledgee shall consent otherwise in writing:

      Section 7.1.  INDEBTEDNESS.
                    ------------

      Pledgor shall not directly or indirectly permit, create, incur, assume, permit to exist, increase, renew or extend on or after the date hereof any indebtedness on its part, including commitments, contingencies and credit availabilities, or apply for or offer or agree to do any of the foregoing, except that Pledgor may incur or permit to exist: (a) indebtedness owed to Pledgee; (b) indebtedness incurred in the ordinary course of business, including, without limitation, to suppliers, distributors, carriers, materialmen, laborers, counsel, accountants, advisors, sellers or lessors of machinery and equipment and real estate acquired or leased in connection with Pledgor's business in an amount not to exceed $250,000 at any time; and (c) other indebtedness expressly subordinated to the obligations by such creditor.

      Section 7.2.  LIENS AND ENCUMBRANCES.
                    ----------------------

      Pledgor shall not directly or indirectly make, create, incur, assume or permit to exist any assignment, pledge, mortgage, security interest or other lien or encumbrance of any nature in, to or against any part of the Pledged Collateral, or offer or agree to do so, or own or acquire or agree to acquire any asset or property of any character subject to any of the foregoing encumbrances (including any conditional sale contract or other title retention agreement), or assign, pledge or in any way transfer or encumber its right to receive any income or other distribution or proceeds from any part of the Pledged Collateral, or enter into any sale-leaseback financing respecting any part of the Pledged Collateral as lessee, or cause or assist the inception or continuation of any of the foregoing; provided, however, that the foregoing restrictions shall not prohibit (to the extent otherwise not prohibited by this Agreement):

               (a) liens for taxes, assessments, governmental charges, levies or claims described in Section 6.7, if payment thereof shall not then be required to be made by this Section 7.2;

               (b) liens of carriers, warehousemen, mechanics, laborers and materialmen incurred in the ordinary course of business, so long as there shall have been set aside on the books of Pledgor such reserve, if any, as shall be required by generally accepted accounting principles;

               (c) liens incurred in the ordinary course of business in connection with workers' compensation, unemployment insurance, statutory obligation or social security legislation, or for any purpose at the time required by law as a condition precedent to the transaction of business or the exercise of any of the privileges or licenses of Pledgor;

               (d) liens incurred in respect of attachments discharged within thirty (30) days from the making thereof or judgments or awards in force for less than thirty (30) days or with respect to which Pledgor in good faith shall be prosecuting an appeal or proceeding for review and with respect to which a stay of execution upon appeal or proceeding for review shall have been secured if required;

               (e) the security interests and other liens and encumbrances granted from time to time to Pledgee;

               (f) with respect to indebtedness permitted under Section 7.1, liens incurred in respect of any financing of Pledgor's inventory, accounts receivable, machinery, equipment and automobiles with a bank or other financial institution, provided that the loan instruments evidencing such financing expressly provide that any lien arising from such financing is subordinate to the first security interest hereunder and, in the event of a default thereunder, no collection of the principal, interest and other charges and expenses thereunder will be made until the full payment of the Obligations, or otherwise as may be acceptable to the Holder;

               (g) liens incurred in respect of indebtedness on the Pledged Collateral which are subordinated to the Obligations by such creditor(s) executing the Subordination Agreement; and which are subordinated to the Obligations, or otherwise as may be acceptable to Pledgee in its sole discretion and as to which it consents in writing; and

               (h) with respect to indebtedness permitted under Section 7.1 and subject to the limitations set forth in Section 7.1, liens incurred in respect of indebtedness on machinery, equipment and automobiles purchased or leased by Pledgor after the date of the execution and delivery of this Agreement by Pledgor.

                                   ARTICLE 8.

                                  MISCELLANEOUS
                                  -------------

      Section 8.1.  NOTICES.
                    -------

      All notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be considered as duly given on: (a) the date of delivery, if delivered in person, by nationally recognized overnight delivery service or (b) three (3) days after mailing if mailed from within the continental United States by registered or certified mail, return receipt requested to the party entitled to receive the same, if to Pledgor, Genetic Vectors, Inc., 5201 N.W. 77th Avenue, Suite 100, Miami, Florida 33166, Attention: Mead M. McCabe, Jr., with a copy to Clayton E. Parker, Esq., Kirkpatrick & Lockhart LLP, 201 S. Biscayne Boulevard, 20th Floor, Miami, Florida 33131 and if to Pledgee, at the addresses shown on the books of Pledgor.

Any party may change its address by giving notice to the other party stating its new address. Commencing on the 10th day after the giving of such notice, such newly designated address shall be such party's address for the purpose of all notices or other communications required or permitted to be given pursuant to this Agreement.

      Section 8.2.  SEVERABILITY.
                    ------------

      If any provision of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as if any such invalid or unenforceable provision were not contained herein.

      Section 8.3.  EXPENSES.
                    --------

      In the event of an Event of Default, Pledgor will pay to Pledgee the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel, which Pledgee or the Holder may incur in connection with: (i) the custody or preservation of, or the sale, collection from, or other realization upon, any of the Pledged Collateral; (ii) the exercise or enforcement of any of the rights of Pledgee hereunder or (iii) the failure by Pledgor to perform or observe any of the provisions hereof.

      Section 8.4.  WAIVERS, AMENDMENTS,  ETC.
                    --------------------------

      Pledgee's delay or failure at any time or times hereafter to require strict performance by Pledgor of any undertakings, agreements or covenants shall not waiver, affect, or diminish any right of Pledgee under this Agreement to demand strict compliance and performance herewith. Any waiver by Pledgee of any Event of Default shall not waive or affect any other Event of Default, whether such Event of Default is prior or subsequent thereto and whether of the same or a different type. None of the undertakings, agreements and covenants of Pledgor contained in this Agreement, and no Event of Default, shall be deemed to have been waived by Pledgee, nor may this Agreement be amended, changed or modified, unless such waiver, amendment, change or modification is evidenced by an instrument in writing specifying such waiver, amendment, change or modification and signed by the Holder.

      Section 8.5.  CONTINUING SECURITY INTEREST.
                    ----------------------------

      This Agreement shall create a continuing security interest in the Pledged Collateral and shall: (i) remain in full force and effect until payment in full of the obligations or the conversion of all of the Note as provided therein; and
(ii) be binding upon Pledgor and its successors and (iii) inure to the benefit of Pledgee and its successors and permitted assigns. Upon the payment or satisfaction in full of the Obligations, or such conversion of the Note, Pledgor shall be entitled to the return, at its expense, of such of the Pledged Collateral as shall not have been sold, returned in accordance with Section 5.2 hereof or otherwise applied pursuant to the terms hereof.

      Section 8.6.  APPLICABLE LAW: JURISDICTION.
                    ----------------------------

      This Agreement and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of Florida, without regard to its conflicts of law principles. Pledgee and Pledgor hereto: (i) agree that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted only in a federal or state court in Miami-Dade County, Florida; (ii) waive any objection which they may now or hereafter have to the laying of the venue of any such suit, action or proceeding; and (iii) irrevocably submit to the jurisdiction of any federal or state court in Miami-Dade County, Florida, in any such suit, action or proceeding, but such consent shall not constitute a general appearance or be available to any other person who is not a party to this Agreement. Pledgee and Pledgor hereto agree that the mailing of any process in any suit, action or proceeding in accordance with the notice provisions of this Agreement shall constitute personal service thereof.

      Section 8.7.  ENTIRE  AGREEMENT.

      This Agreement constitutes the entire agreement among the parties and supersedes any prior agreement or understanding among them with respect to the subject matter hereof.

      Section 8.8.  NUMBER AND GENDER.
                    -----------------

      Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine, the feminine or the neuter gender shall include the masculine, feminine and neuter.

      Section 8.9.  COUNTERPARTS.
                    ------------

      This Agreement may be executed in counterparts, both of which shall be deemed an original but both of which shall constitute one and the same instrument. In addition, this Agreement may contain more than one counterpart of the signature page and this Agreement may be executed by the affixing of such signature pages executed by the parties to one copy of the Agreement; all of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                    GENETIC VECTORS, INC.

                                    By:_________________________________________
                                    Title:______________________________________


                                    CAPITAL RESEARCH LTD.

                                    By:_________________________________________
                                    Title:______________________________________